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                                                                   EXHIBIT 10.3




                UNIVERSAL STANDARD MEDICAL LABORATORIES, INC.

                         1992 STOCK OPTION PLAN, AS
                    AMENDED AND RESTATED OCTOBER 24, 1996


                                  ARTICLE 1

                         Identification of the Plan

     1.1 Title. The plan described herein (the "Plan") shall be known as the "Universal Standard Medical Laboratories, Inc. 1992 Stock Option Plan."

     1.2 Purpose. The purpose of this Plan is (i) to reward Participants in the Plan for services to Universal Standard Medical Laboratories, Inc. (the "Company") and its Subsidiaries rendered by such persons after the date of adoption of this Plan by the Company's stockholders, (ii) to provide Participants in the Plan with significant additional incentive to promote the financial success of the Company, and (iii) to provide an incentive which may be used to induce able persons to enter into or remain in the employment of, or to provide services to, the Company or any Subsidiary.



     1.3 Defined Terms. Certain capitalized terms used in this Plan shall have the meanings assigned for such terms in Section 10.1 of this Plan.

                                  ARTICLE 2

                         Administration of this Plan

     2.1 Committee's Powers. This Plan shall be administered by a committee (the "Committee") composed of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section 2.2. The Committee shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Committee shall have full power and authority to interpret the terms of this Plan and the Options granted hereunder, and the rules and procedures established by the Committee. Each action of the Committee which is within the scope of the authority delegated to the Committee by this Plan or by the Board shall be binding on all persons.


     2.2 Committee Membership. The Committee shall be composed of non-employee members of the Board. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership



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positions on the Committee from time to time but in no event shall the Committee consist of less than two members of the Board. The Board shall appoint all members to the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time without cause. If at any time no special committee has been constituted by the Board especially for the purposes of this Plan, then the entire Board shall have all powers and rights delegated to the "Committee" under this Plan.

                                  ARTICLE 3

                     Persons Eligible to Receive Options

     A person shall be eligible to be granted an Option only if, on the proposed Granting Date for such Option, such person is an officer or director of the Company or meets the following standards: (i) such person is employed by the Company or a Subsidiary and such person has managerial, supervisory or similar responsibilities or (ii) such person is an independent contractor who provides key services to the Company or a Subsidiary. A person selected to be granted an Option is herein called a "Participant."

                                  ARTICLE 4

                                Options Grant

     4.1 Power to Grant Options. The Committee shall have the right and the power to grant at any time to any Participant an option entitling such person to purchase Common Stock from the Company in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Committee on or prior to the Granting Date for such option; provided that, effective on and after May 2, 1996, no Participant who is a salaried employee shall be eligible to receive aggregate option grants under this Plan, in any two consecutive fiscal years of the Company, to purchase more than 375,000 shares of the Common Stock.

     4.2 Granting Date. An Option shall be deemed to have been granted under this Plan on the date (the "Granting Date") on which the Committee designates as the Granting Date at the time it approves such Option, provided that the Committee may not designate a Granting Date with respect to any Option which is earlier than the date on which the granting of such Option is approved by the Committee.



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     4.3 Option Terms Which the Committee May Determine.  The Committee shall have the power to determine the Participants to whom Options are granted, the number of Shares subject to each Option, the number of Options awarded to each Participant and the time at which each Option is granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Option, all terms and conditions governing the rights and obligations of the holder with respect to such Option, including but not limited to: (a) the purchase price per Share or the method by which the purchase price per Share will be determined; (b) the length of the period during which the Option may be exercised and any limitations on the number of Shares purchasable with the Option at any given time during such period; (c) the times at which the Option may be exercised; (d) any conditions precedent to be satisfied before the Option may be exercised; (e) any restrictions on resale of any Shares purchased upon exercise of the Option; and
(f) whether the Option will constitute an Incentive Stock Option.

     4.4 Option Agreement. No person shall have any rights under any Option unless and until the Company and the person to whom such Option is granted have executed and delivered an agreement expressly granting the Option to such person and containing provisions setting forth the terms of the Option (an "Option Agreement").

                                  ARTICLE 5

                                Option Terms

     5.1 Plan Provisions Control Option Terms. The terms of this Plan shall govern all the Options. In the event any provision of any Option Agreement conflicts with any term in this Plan as constituted on the Granting Date of such Option, the term in this Plan as constituted on the Granting Date of the Option shall control. Except as provided in Article 8, the terms of any Option may not be changed after the Granting Date of such Option without the express approval of the Option Holder.

     5.2 Price Limitation. Subject to Article 8, the price at which each Share may be purchased upon the exercise of any Option may not be less than the Fair Market Value on the Granting Date for such Option, provided that if an Incentive Stock Option is granted to a person who owns, on the Granting Date of such Incentive Stock Option, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on the Granting Date of such Option), the price at which each Share may be purchased upon exercise of such Incentive Stock Option may not be less than 110% of the Fair Market Value on the Granting Date for such Option.



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     5.3 Term Limitation.  No Incentive Stock Option may be granted under this
Plan which is exercisable more than ten years after its Granting Date.  This
Section 5.3 shall not be deemed to limit the term which the Committee may specify for any Options granted under the Plan which are not intended to be Incentive Stock Options.


     5.4 Transfer Limitations. No Incentive Stock Option or other Option granted to any Section 16 Holder shall be transferable other than by will or the laws of descent and distribution or exercisable during the lifetime of the person to whom the Option is initially granted by anyone other than the initial grantee. Notwithstanding the terms of the Option Agreement, if any Option (other than an Incentive Stock Option) is issued to a Holder who is not a
Section 16 Holder on the Granting Date and such Holder becomes a Section 16 Holder before such Holder has fully exercised such Option, then such Option shall not be transferable other than by will or the laws of descent and distribution or exercisable during the lifetime of the initial grantee by anyone other than the initial grantee. Subject to the preceding sentence, Options (other than Incentive Stock Options) which are granted to anyone other than a Section 16 Holder may be transferred (i) to any member of the initial grantee's immediate family or (ii) to any inter vivos trust solely for the benefit of any members of the initial grantee's immediate family or (iii) as a result of the death of the initial grantee, testate or intestate. Nothing contained herein shall be construed as making an Option transferable if the Option Agreement provides otherwise. It shall be a condition precedent to any transfer of any Option that the transferee executes and delivers an agreement acknowledging that such Option has been acquired for investment and not for distribution and is and shall remain subject to this Plan and the Option Agreement. The "Holder" of any Option shall mean (i) the initial grantee or
(ii) the person or trust, if any, to whom the Option is transferred.

     5.5 No Right to Employment Conferred. Nothing in this Plan or (in the absence of an express provision to the contrary) in any Option Agreement (i) confers any right or obligation on any person to continue in the employ of the Company or any Subsidiary or to continue to provide services to the Company or any Subsidiary as an independent contractor or (ii) affects or shall affect in any way any person's right or the right of the Company or any Subsidiary to terminate such person's employment or services to the Company or any Subsidiary at any time, for any reason, with or without cause.

                                  ARTICLE 6

                               Option Exercise

     6.1 Normal Option Term. Except as otherwise provided in Section 6.3, 6.5 or in a Participant's Option Agreement, the





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right to exercise any Option shall terminate at the earlier of the following dates: (i) the Termination Date of the initial grantee of the Option and (ii) the Expiration Date of the Option.

     6.2 Exercise Time.   Except as provided in Section 6.5, each Option shall
become exercisable at the time provided in the Option Agreement, provided that the Committee in its sole discretion shall have the right (but shall not in any case be obligated) to permit the exercise of such Option prior to such time.


     6.3 Extension of Exercise Time. The Committee in its sole discretion shall have the right (but shall not in any case be obligated) to permit any Option to be exercised after the Termination Date of the Holder of such Option. Subject to Section 6.8, the Committee shall not have the right to permit the exercise of any Option after its Expiration Date.

     6.4 Exercise Procedures. Each Option shall be exercised by written notice to the Company. Any Holder of any Option shall be required, as a condition to such Holder's right to purchase securities with such Option, to supply the Committee at such person's expense with such evidence, representations, agreements or assurances (including but not limited to opinions of counsel satisfactory to the Committee) as the Committee may deem necessary or desirable in order to establish to the satisfaction of the Committee the right of such person to exercise such Option, and of the propriety of the sale of securities by reason of such exercise under the Securities Act and any other laws or requirements of any governmental authority specified by the Committee. The Company shall not be obligated to sell any Shares subject to such Option until all evidence, representations, agreements and assurances required by the Committee have been supplied. An Option Holder shall not have any rights as a stockholder with respect to Shares issuable under any Option until and unless such Shares are sold and delivered to such Option Holder. The purchase price of Shares purchased upon the exercise of an Option shall be paid in full in cash or by check by the Option Holder at the time of the delivery of such Shares, provided that the Committee may (but need not) permit payment to be made by (i) delivery to the Company of outstanding Shares, (ii) retention by the Company of Shares which would otherwise be transferred to the Option Holder upon exercise of the Option or (iii) any combination of cash, check, the Holder's delivery of outstanding Shares and retention by the Company of Shares which would otherwise be transferred to the Option Holder upon exercise of the Option. In the event any Common Stock is delivered to or retained by the Company to satisfy all or any part of the purchase price, the part of the purchase price deemed to have been satisfied by such Common Stock shall be



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equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of Shares delivered to or retained by the Company. The number of Shares delivered to or retained by the Company in satisfaction of the purchase price shall not be a number which when multiplied by the Fair Market Value as of the date of exercise would result in a product greater than the purchase price. No fractional Shares shall be delivered to or retained by the Company in satisfaction of the purchase price. Any part of the purchase price paid in cash or by check upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose.

     6.5 Death or Disability of Participant. Except as otherwise provided in the Option Agreement, if the Holder of an Option dies or becomes permanently disabled while such Option Holder is still employed by, or is providing services as an independent contractor to, the Company or any Subsidiary, then the right to exercise all unexpired installments of such Option shall be accelerated and shall accrue as of the date of death. Except as otherwise provided in the Option Agreement and subject to Section 6.8, if the Holder of an Option dies and such Option is exercisable at the date of death (for any reason including acceleration pursuant to the preceding sentence), then the Holder's estate or the person or persons to whom the Holder's rights under the Option shall pass by reason of the Holder's death shall have the right to exercise the Option for one year after the date of death and the Option shall expire at the end of such one year period.

     6.6 [RESERVED]

     6.7 Taxes. The Company or any Subsidiary shall be entitled, if the Committee deems it necessary or desirable, to withhold from an Option Holder's salary or other compensation (or to secure payment from the Option Holder in lieu of withholding) all or any portion of any withholding or other tax due from the Company or any Subsidiary with respect to any Shares deliverable under such Holder's Option or the Committee may (but need not) permit payment of such withholding by the Company's retention of Shares which would otherwise be transferred to the Option Holder upon exercise of the Option. In the event any Common Stock is retained by the Company to satisfy all or any part of the withholding, the part of the withholding deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise by the number of Shares retained by the Company. The number of Shares retained by the Company in satisfaction of withholding shall not be a number which when multiplied by the Fair Market Value as of the date of exercise would result in a product greater than the withholding amount. No fractional Shares shall be retained by





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the Company in satisfaction of withholding.  The Company may defer delivery under a Holder's Option until indemnified to its satisfaction.

     6.8 Securities Law Compliance. Each Option shall be subject to the condition that such Option may not be exercised if and to the extent the Committee determines that the sale of securities upon exercise of the Option may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the granting of any Option to have any obligation to register the Shares subject to such Option under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act. An Option shall not be exercisable if the Committee or the Board determines there is non-public information material to the decision of the Holder to exercise such Option which the Company cannot for any reason communicate to such Holder. Notwithstanding Sections 6.1 and 6.3 and the terms of the Option Agreement, if
(i) any Holder makes a bona fide request to exercise any Option which complies with Section 6.4, (ii) the Committee or the Board determines such Option cannot be exercised for a period of time pursuant to this Section 6.8 and (iii) such Option expires during such period, then the term of such Option shall be extended until the end of such period.

                                  ARTICLE 7

                         Shares Subject to This Plan

An aggregate of 1,300,000 shares of Common Stock (after giving effect to the merger of Elan Holdings Corp. with and into Universal Standard Medical Laboratories, Inc. and the 10.33 for 1 split of the outstanding Common Stock, effective October 2, 1992) shall be subject to this Plan. The Options shall be limited so that the sum of the following shall not as of any given time exceed 1,300,000 Shares: (i) all Shares subject to Options outstanding under this Plan at the given time and (ii) all Shares which shall have been sold by the Company by reason of the exercise at or prior to the given time of any of the Options; provided, that unless the Board shall otherwise determine, for each Share delivered to or retained by the Company as payment of all or part of the purchase price upon the exercise of any Option under Section 6.4 or in satisfaction of all or any part of the withholding amount under Section 6.7, the aggregate number of Shares subject to this Plan shall be increased by one Share. In the event any Option shall expire or be terminated or cancelled before it is fully exercised, then all Shares formerly subject to such Option as to which such Option was not exercised shall be available for any Option subsequently granted in accordance with the provisions of this Plan.



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                                  ARTICLE 8

                   Adjustments to Reflect Organic Changes

     The Board shall appropriately and proportionately adjust the number and kind of Shares subject to outstanding Options, the price for which Shares may be purchased upon the exercise of outstanding Options, and the number and kind of Shares available for Options subsequently granted under this Plan to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in the capitalization of the Company which the Board determines to be similar, in its substantive effect upon this Plan or the Options, to any of the changes expressly indicated in this sentence. The Board may (but shall not be required to) make any appropriate adjustment to the number and kind of Shares subject to outstanding Options, the price for which Shares may be purchased upon the exercise of outstanding Options, and the number and kind of Shares available for Options subsequently granted under this Plan to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon this Plan or the Options, to any of the changes expressly indicated in this sentence. The Committee shall have the power to determine the amount of the adjustment to be made in each case described in the preceding two sentences, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Board may (but shall not be required to) substitute the per share amount of such stock, securities or assets for Shares upon any subsequent exercise of any Option. If any fractional Share becomes subject to any Option as a result of any change made under this Article 8, then (i) such Option may not be exercised with respect to such fractional Share until and unless such Option is exercised as to all other Shares subject to such Option and (ii) if such Option is exercised with respect to such fractional Share, the Company shall have the right to deliver to the Holder in lieu of such fractional Share cash in an amount equal to the product derived by multiplying the fraction representing the portion of a full Share represented by such fractional Share times the Fair Market Value on the exercise date of the Option with respect to such fractional Share established as prescribed in this Plan.



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                                  ARTICLE 9

                   Amendment and Termination of This Plan

     9.1 Amendment. Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. If any Section 16 Holder holds any Option granted prior to October 24, 1996, the Board shall not, without the affirmative approval of the Company's stockholders, make any amendment to this Plan which materially increases the benefits to such Holder under this Plan with respect to Options granted prior to October 24, 1996. No termination or amendment of this Plan may, without the consent of the Holder of any Option prior to termination or the adoption of such amendment, adversely affect the rights of such Holder under such Option.

     9.2 Termination. The Board shall have the right and the power to terminate this Plan at any time, provided that no Incentive Stock Options may be granted after the tenth anniversary of the adoption of this Plan. No Option shall be granted under this Plan after the termination of this Plan, but the termination of this Plan shall not have any other effect. Any Option outstanding at the time of the termination of this Plan may be exercised after termination of this Plan at any time prior to the Expiration Date of such Option to the same extent such Option would have been exercisable had this Plan not terminated.

                                 ARTICLE 10

                         Interpretation of This Plan

     10.1 Definitions. Each term defined in 10.1 has the meaning indicated in this 10.1 whenever such term is used in this Plan:

     "Board of Directors" or "Board" mean the Board of Directors of the Company as it may be constituted from time to time.

     "Cause" shall have the meaning set forth in any employment agreement between the Company and a Participant or, in the absence of such agreement, shall mean (i) a Participant's willful and repeated failure to comply with the lawful directives of the Board or of such Participant's



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supervisory personnel, (ii) gross negligence or willful misconduct by a
Participant in the performance of his duties to the Company or its Subsidiaries or any act of dishonesty or fraud with respect to the Company and/or its Subsidiaries, or (iii) the commission by a Participant of an act (including but not limited to a felony or a crime involving moral turpitude) causing material harm to the standing and reputation of the Company and/or its Subsidiaries, in each case as determined in good faith by the Board.

     "Code" means the Internal Revenue Code of 1986, as amended or any successor statute.

     "Committee" has the meaning assigned such term in Section 2.1.

     "Common Stock" means the Company's Common Stock, no par value.

     "Company" means Universal Standard Medical Laboratories, Inc., except that if at any time any corporation or other entity has acquired all or a substantial part of the assets of the "Company" (as herein defined) and has agreed to assume the obligations of the "Company" under this Plan, or is the survivor in a merger or consolidation to which the "Company" was a party, such corporation or other entity shall be deemed to be the "Company" at the given time.

     "Disability" shall mean a Participant's inability to substantially perform normal duties for a continuous period of six months or more.

     "Expiration Date" means the date specified in the Option Agreement between the Company and the Holder as the expiration date of such Option. If no expiration date is specified in the Option Agreement relating to any Option, then the Expiration Date of such Option shall be the day prior to the tenth anniversary of the Granting Date of such Option. Notwithstanding the preceding sentence, if the person to whom any Incentive Stock Option is granted owns, on the Granting Date of such Option, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (or of any parent of Subsidiary of the Company in existence on the Granting Date of such Option), and if no earlier expiration date is specified in the Option Agreement relating to such Option, than the Expiration Date of such Option shall be the day prior to the fifth anniversary of the Granting Date of such Option.

     "Fair Market Value" means:

     (i) for a share of Common Stock, the average of the closing prices of the sales of the Common Stock on all

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securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any day the Common Stock is not so listed, the sales prices of the Common Stock as of 4:00 p.m., New York time, on such day as reported on the Nasdaq Stock Market's National Market or SmallCap Market or, if the Common Stock is not reported on the Nasdaq Stock Market's National Market or SmallCap Market on such day, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which Fair Market Value is being determined and the 20 consecutive trading days prior to such day or, if the Common Stock is not so listed or quoted, as determined in good faith by the Committee; and

     (ii) for a Vested Option, the excess (if any) of the Fair Market Value of a share of Common Stock (as determined in accordance with clause (i)) over the Exercise Price.

     "Granting Date" has the meaning assigned such term in Section 4.2.

     "Holder" has the meaning assigned such term in Section 5.4.

     "Incentive Stock Option" means an incentive stock option, as defined in
Section 422 of the Code, which is granted pursuant to this Plan.

     "Option" shall mean each option to purchase Common Stock which shall be granted by the Committee pursuant to the Provisions of this Plan.

     "Option Agreement" has the meaning such term is given in Section 4.4.

     "Original Cost" shall mean the original purchase and/or exercise price of the Shares acquired pursuant to the exercise of Options, adjusted as appropriate pursuant to Article 8.

     "Participant" has the meaning assigned such term in Article 3.

     "Plan" has the meaning assigned such term in Section 1.1.

     "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, or any successor provision.



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     "Section 16 Holder" means any person who, with respect to the Company, is subject to Section 16 of the Securities Exchange Act of 1934 as amended at any time or any law or statute which succeeds Section 16.


     "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

     "Share" means a share of Common Stock.

     "Subsidiary" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

     "Termination Date" means the first date on which the initial grantee of an Option is not employed by, nor providing services as an independent contractor to, either the Company or any Subsidiary for any reason (including but not limited to voluntary or involuntary termination of employment, death or Disability or voluntary or involuntary termination of the relationship with the Company or any Subsidiary as an independent contractor).

     "Unvested Options" shall mean, as to any Participant as of a particular date, those Options which are not Vested Options.
     "Vested Options" shall mean, as to any Participant as of a particular date, those Options that are presently exercisable by such Participant as of such date.

     10.2 Captions. The captions (i.e., all underlined words) used in this Plan are for convenience only, do not constitute a part of this Plan, and shall not be deemed to limit, characterize or affect in any way any provision of this Plan. All provisions in this Plan shall be construed as if no captions had been used in this Plan.

     10.3 Severability.

     (a) General. Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Option at any time granted under this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of this Plan and every Option at any time granted under this Plan shall remain in full force and effect.

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


     (b) Incentive Stock Options. Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan which is evidenced by an Option Agreement which expressly states such Option is intended to constitute an Incentive Stock Option under Section 422 of the Code (an "intended ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by the Code to Incentive Stock Options under
Section 422 of the Code, but if any provision of this Plan or any intended ISO at any time granted under this Plan is held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by the Code to Incentive Stock Options under Section 422 of the Code, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to Incentive Stock Options under Section 422 of the Code, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any Option Agreement covering an intended ISO granted under this Plan does not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by the Code to Incentive Stock Options under Section 422 of the Code, then all such terms shall be deemed implicit in the intention to afford such treatment to such Option and such Option shall be deemed to have been granted subject to all such terms.

     10.4 No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of this Plan, any Option or any rule or procedure established by the Committee.

     10.5 Choice of Law. This Plan and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Michigan.


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